                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350),
the undersigned, Glen M. Kassan, Vice President and Chief Financial Officer of
WebFinancial Corporation, a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-KSB for the year ended December 31, 2005 of the
Company (the "Report") fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/ Glen M. Kassan
                                      ------------------------------------------
                                      Glen M. Kassan
                                      Vice President and Chief Financial Officer
                                      April 21, 2006